UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 22, 2004


                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                         1-2207                       38-0471180
---------------                ------------                   ----------
(State or other                 (Commission                (I.R.S. Employer
jurisdiction of                  File No.)                Identification No.)
incorporation)


280 Park Avenue
New York, NY                                              10017
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (212) 451-3000



N/A

--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)


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Item 2.  Acquisition of Assets.

         On July 22, 2004, Triarc Companies, Inc. ("Triarc") completed its acquisition of a majority interest in Deerfield & Company LLC ("Deerfield"), a Chicago-based alternative asset manager, from Sachs Capital Management LLC ("SCM"), Deerfield Partners Fund II LLC ("DPF II"), Scott A. Roberts and Marvin Shrear. Deerfield, through Deerfield Capital Management LLC ("DCM"), its operating subsidiary, offers a diverse range of alternative fixed income strategies to institutional investors. As of July 1, 2004, DCM had over $8.1 billion in assets under management. Deerfield generated revenues of approximately $36.9 million for the 12 months ended December 31, 2003.

         The purchased interests represent as of the date hereof approximately 64% of the outstanding membership interests and in excess of 90% of the outstanding voting power of Deerfield. The remainder of the economic and voting interests in Deerfield will be retained or owned by senior management of Deerfield or their affiliates.

         The purchase price for the acquisition was approximately $86.5 million, which reflects an enterprise value of approximately $145 million, subject to adjustment based on the amount of unrestricted cash on hand and indebtedness as of the closing date, as provided in the definitive purchase agreement. The purchase price was paid in cash at the closing from Triarc's cash on hand. The acquisition was the result of an arm's length negotiated transaction pursuant to a Purchase Agreement, dated as of June 26, 2004, by and among Triarc, SCM, DPF II, Mr. Roberts, Mr. Shrear and Gregory H. Sachs (as amended, the "Purchase Agreement").

         As further described in the Fourth Amended and Restated Operating Agreement of Deerfield, dated as of June 26, 2004 (as amended, the "Operating Agreement"), Triarc will be entitled to designate a majority of the members of the board of directors of Deerfield. Deerfield's current management, including its Chairman and Chief Executive Officer Gregory H. Sachs, its President Scott Roberts and its Chief Investment Officer Jonathan Trutter, and portfolio management teams, will remain intact and will continue to oversee Deerfield's day-to-day operations.

         The Operating Agreement further provides that, commencing on the fifth anniversary of the closing of the acquisition, Triarc will have certain rights to acquire the membership interests of Deerfield owned by Mr. Sachs (the "Sachs Interest") and Mr. Roberts (the "Roberts Interest"), which represent in the aggregate as of the date hereof approximately 35% of the outstanding membership interests. In addition, commencing on the third anniversary of the closing of the transaction, Messrs. Sachs and Roberts will have certain rights to require Triarc to acquire the Sachs Interest and the Roberts Interest. In each case, the rights are exercisable at a price equal to the then current fair market value of the Sachs Interest or the Roberts Interest (subject to certain exceptions in the case of the Sachs Interest). Triarc's right to acquire the Sachs Interest and the Roberts Interest, and Messrs. Sachs' and Roberts' rights to require Triarc to acquire such interests, may be accelerated in full upon the occurrence of certain specified events.

         In connection with the acquisition, and as further described in a Commitment Agreement, dated as of June 26, 2004, among Triarc, SCM, Roberts and DCM (the "Commitment Agreement"), Triarc has also committed to invest $100 million to seed a new multi-strategy hedge fund to be managed by Deerfield.


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


         In addition, Mr. Sachs, the Chairman and Chief Executive Officer of DCM and Deerfield, entered into a new five year employment agreement with Deerfield and DCM (as amended, the "Sachs Employment Agreement"). As further described in the Sachs Employment Agreement, Mr. Sachs will be entitled to an annual base salary of $1,000,000 and, commencing with the 2005 fiscal year, an annual bonus not to exceed $5,000,000 based on the EBITDA (as defined therein) of Deerfield and its consolidated subsidiaries during the applicable fiscal year, subject in part to the adoption by Triarc's stockholders of an amendment to Triarc's 1999 Executive Bonus Plan.

         A copy of the press release announcing the consummation of the transaction, the Sachs Employment Agreement, an amendment to the definitive purchase agreement and a supplement to the Operating Agreement are being filed as exhibits hereto and are incorporated herein by reference. Copies of the definitive purchase agreement, the Operating Agreement and the Commitment Agreement were filed previously by Triarc with the Securities and Exchange Commission on a Current Report on Form 8-K dated June 28, 2004.

Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements.

             The financial statements required to be filed with this Current Report on Form 8-K are not included in this Current Report and will be filed by amendment as soon as practicable but not later than sixty (60) days from the date this Current Report was required to be filed.

         (b) Pro Forma Financial Information.

             Not applicable.

         (c) Exhibits.

         Exhibit
         NO.           DESCRIPTION
         ---           -----------

         10.6     -    Employment Agreement, dated as of June 26, 2004, by and
                       among Deerfield & Company LLC, Deerfield Capital
                       Management LLC and Gregory H. Sachs.

         10.7     -    Supplement, dated as of July 14, 2004, to the Employment
                       Agreement, dated as of June 26, 2004, by and among Deerfield & Company LLC, Deerfield Capital Management LLC and Gregory H. Sachs.

         10.8     -    First Amendment to Purchase Agreement, dated as of July
                       22, 2004, by and among Triarc Companies, Inc., Sachs
                       Capital Management LLC, Deerfield Partners Fund II LLC,
                       Scott A. Roberts, Marvin Shrear and Gregory H. Sachs.


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


         10.9     -    First Supplement to Fourth Amended and Restated Operating
                       Agreement of Deerfield & Company LLC, dated as of July
                       22, 2004.

         99.1     -    Press release dated July 22, 2004.



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


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      TRIARC COMPANIES, INC.



                                      By:  /S/  Stuart Rosen
                                           ---------------------------------
                                           Name:   Stuart Rosen
                                           Title:  Senior Vice President
                                                   and Secretary


Date:  July 22, 2004



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


                                  EXHIBIT INDEX

Exhibit
NO.               DESCRIPTION
---               -----------


10.6     -        Employment Agreement, dated as of June 26, 2004, by and among
                  Deerfield & Company LLC, Deerfield Capital Management LLC and
                  Gregory H. Sachs.

10.7     -        Supplement, dated as of July 14, 2004, to the Employment
                  Agreement, dated as of June 26, 2004, by and among Deerfield &
                  Company LLC, Deerfield Capital Management LLC and Gregory H.
                  Sachs.

10.8     -        First Amendment to Purchase Agreement, dated as of July 22,
                  2004, by and among Triarc Companies, Inc., Sachs Capital
                  Management LLC, Deerfield Partners Fund II LLC, Scott A.
                  Roberts, Marvin Shrear and Gregory H. Sachs.

10.9     -        First Supplement to Fourth Amended and Restated Operating
                  Agreement of Deerfield & Company LLC, dated as of July 22,
                  2004.

99.1     -        Press release dated July 22, 2004.



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